UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Small Cap Growth Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lord Abbett & Co. LLC (“Lord Abbett”), Peregrine Capital Management, Inc. (“Peregrine”), and Putnam Investments (“Putnam”) as co-sub-advisers to the Fund. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these three managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.
For the twelve month period ended December 31, 2016, the Great-West Multi-Manager Small Cap Growth Fund (Institutional Class shares) returned 7.16%, relative to an 11.32% return for the Russell 2000® Growth Index, its benchmark, during the same period.
Lord Abbett Commentary
Domestic equity markets endured substantial volatility during the period but ultimately the S&P 500® Index rose 11.96% during the calendar year, 2016 (the “performance period”). During this timeframe, large-cap stocks, as measured by the Russell 1000® Index, returned 12.05%, while small-cap stocks, as measured by the Russell 2000® Index, returned 21.31%, and micro-cap stocks, as measured by the Russell Microcap® Index, returned 20.37%. Domestic economic data was generally supportive during the period, leading the U.S. Federal Reserve to raise the target federal funds rate for the second time in a decade. Data from the Bureau of Labor Statistics showed that the domestic unemployment rate dropped to 4.6% in November and slightly increased at the end of the year.
Security selection in the industrials sector detracted most from performance. Within this sector, the Fund’s holdings of Astronics Corp., a supplier of products to the aerospace, defense, electronics and semiconductor industries, detracted. Shares of the company fell as third quarter revenue declined and management lowered future revenue guidance. Another detractor within this sector was the Fund’s position in Sunrun, Inc., which is engaged in the design, development, installation, sale, ownership and maintenance of residential solar energy systems in the United States. Shares of Sunrun fell as the industry experienced a tougher demand environment.
An underweight and security selection in the materials sector also detracted from relative performance during the performance period. Within this sector the Fund’s holdings of Ryerson Holding Corp., a service center company for carbon and stainless steel, as well as aluminum, detracted. Shares of Ryerson declined as weak demand for steel impaired third quarter guidance. Another detractor within this sector was the Fund’s position in Flotek Industries, a diversified, technology-driven company that develops and supplies oilfield products, services and equipment to the oil, gas and mining industries. Shares of Flotek fell as investors were concerned over its customer concentration.
The health care sector was the largest contributor to performance during the performance period for the portion of the Fund sub-advised by Lord Abbett. Within this sector, the holdings of Inogen, Inc., a medical technology company, contributed most. Shares of Inogen rose as it beat revenue expectations for the 10th consecutive quarter. Another contributor within this sector was the Fund’s position in Nanostring Technologies, Inc., a developer, manufacturer and seller of intuitive products that unlock scientifically valuable information. Shares of Nanostring Technologies rose as growth in its instruments and consumables business help it beat third quarter revenue expectations.
The top individual contributor to performance during the performance period was the position in Duluth Holdings, Inc., a lifestyle brand of men's and women's casual wear, workwear and accessories. Shares of Duluth rose as the company continues to expand domestically. Another top contributor was the position in Apigee Corp., which provides a software platform that allows businesses to design, deploy, and scale application program interfaces. Apigee was acquired by Google.
As of the end of the performance period, we positioned the portion of the Fund sub-advised by Lord Abbett to reflect the change in U.S. political leadership and its alteration of conditions in many industries, as well as sector and industry leadership. We anticipated higher economic growth and a reduction of regulatory burdens would act as a tailwind for certain industries. We increased exposure to the financial sector, favoring mid-sized banks that have high interest-rate sensitivity. We also increased our weighting to select industrial, energy, and materials stocks in anticipation that these economically sensitive stocks would benefit both from stronger economic growth and a significant increase in infrastructure investment. We reduced our previously large overweight to technology companies, and we believed that the portion of the Fund sub-advised by Lord Abbett was balanced between cyclical and secular growth names. In sum, we believed 2017 would begin with clear direction in the market favoring a growth approach that seeks to capture fundamental momentum in stocks.
Underlying all our investment decisions was our persistent focus on companies that display the tenets of our four fundamental elements: a strong business model; competent and effective management; a competitive moat; and positive industry tailwinds.
Peregrine Commentary
Politically, economically, and geopolitically – 2016 was a year jam-packed with notable news that had a significant impact on the market. Investors were bombarded to start the year with predictions of a recession. This quickly became consensus view and the stock market cratered, off to its worst start in history. Rick-aversion and fear dominated trading until the market finally found a bottom on February 11th. The portion of the Fund sub-advised by Peregrine underperformed during this six-week period. From there, economic data improved, monetary policy became accommodative, China risks diminished, and talk of OPEC production cuts surfaced. Powered by a more sanguine outlook the markets moved steadily higher for more than eight months, before stalling momentarily as we approached the U.S. Presidential election. The portion of the Fund sub-advised by Peregrine outperformed during this fundamentally-driven period, pulling even with the benchmark in late October. Post-election, a sharp and powerful rally ensued, driven by the perception of a shift to a pro-growth government in Washington. The style did not keep pace during this emotionally-driven “Trump Rally”, a near vertical market move.
Small cap price movements were unusually extreme in 2016. The Russell 2000 Index dropped 16% in the first six weeks of the year, recovered 27% by Election Day, and then shot up 14% in the post-election “Trump Rally”. The Russell 2000 Value Index outperformed through all three periods, ultimately topping the Russell 2000 Growth Index by more than 20 percentage points for the year, and by more than 10 percentage points in the fourth quarter alone.
An enduring distinction of our style is an above benchmark growth profile. This huge divergence favoring small value was a significant headwind to relative performance. Thus, the style did not keep pace with the benchmark, the Russell 2000 Growth Index for the full year.
In terms of sectors, relative returns in the “big three” growth sectors told the story of the style. In health care, absolute style returns were negative, but were better than the benchmark – attribution positive. Conversely, returns in consumer discretionary and technology were positive, but lagged more powerful benchmark moves, detracting from relative results.

For small caps, the substantial outperformance of value in 2016 leaves growth stocks more attractive, on a relative basis. In Peregrine’s small cap growth style, this should benefit us in our search to identify companies with above market growth rates trading at attractive relative valuations. We will continue to execute the style in the same consistent fashion that has added value over Peregrine’s 40-year history in managing small cap growth portfolios.
Putnam Commentary
During the 2016 calendar year period, U.S. small cap growth stocks generated positive performance, with the Russell 2000 Growth Index climbing 11.32%. During this period, the portion of the Fund sub-advised by Putnam underperformed its benchmark. The underperformance was a combination of security selection, sector allocation and cash drag.
Results within the health care sector were the largest source of underperformance for the period, driven primarily by an overweight to the sector. Health care was the only sector to finish the year with a negative return, and the portion of the Fund managed by Putnam maintained an average overweight to the benchmark of 3.5%. Additionally, stock selection had a negative effect on performance. With respect to the portion of the Fund managed by Putnam, specific holdings that detracted from results were out of benchmark positions in Cardiome Pharma and Jazz Pharmaceuticals, and overweight positions in Dynavax Technologies and Ophthotech.
Stock selection within the consumer discretionary sector resulted in relative underperformance despite slightly positive results from sector allocation effects. The top three detractors within the sector were out of benchmark positions in Lions Gate Entertainment and Skechers USA, and not owning Burlington Stores.
Results within the industrials sector produced modest underperformance. This was a result of an underweight to the strong performing sector, as well as stock selection effects. Out of benchmark positions in Monster Worldwide, Engility Holdings, Clarcor and an overweight to Caesarstone were the main detractors within the sector.
Strong performance within the information technology, telecommunication services and materials sectors helped to offset the overall underperformance. Within technology, stock selection was the driver of outperformance and was led by stock picks within the semiconductor industry, and from an out of benchmark position in Mentor Graphics, and an overweight to Apigee. An overweight to the telecommunication services sector helped to drive outperformance. Stock selection was also positive and was led by overweight positions in inContact and Inteliquent. Within the materials sector, a slight underweight detracted from results, but stock selection contributed to outperformance relative to the index. This was led by overweight holdings in Trinseo, Kpooers Holdings, Innophos Holdings and Scotts Miracle-Gro.
Our strategy remains committed to its disciplined investment philosophy and process in which the portfolio manager invests with a bottom-up investment process that seeks to generate excess returns through a combination of fundamental and quantitative investment techniques. Sector weights are a residual of the investment process.
In keeping with the benchmark, the largest allocations are to the health care and information technology sectors and the largest active sector weights are to the information technology and industrial sectors.

Within the technology sector, the portion of the Fund managed by Putnam is most overweight in Ceva and NCR corp. Within industrials, IDC International and PGT Innovations are the top active bets. The portion of the Fund managed by Putnam is most underweight in the consumer discretionary and real estate sectors.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Since Inception(a)
Institutional Class	7.16%	N/A	0.31%
Initial Class	6.73%	N/A	-0.08%
(a) Fund commenced operations on September 10, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2016
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	22.91%
Technology	18.11
Industrial	15.49
Consumer, Cyclical	11.09
Financial	9.80
Communications	5.70
Basic Materials	2.30
Energy	2.09
Short Term Investments	12.51
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,127.00	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.57
Initial Class
Actual	$1,000.00	$1,123.70	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.34
* Expenses are equal to the Fund's annualized expense ratio of 0.90% for the Institutional Class and 1.25% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.55%
5,145	AK Steel Holding Corp(a)	$ 52,531
5,451	American Vanguard Corp	104,387
13,728	Fairmount Santrol Holdings Inc(a)	161,853
8,821	Ferro Corp(a)	126,405
1,112	Innophos Holdings Inc	58,113
2,965	Koppers Holdings Inc(a)	119,490
1,165	Minerals Technologies Inc	89,996
1,943	Reliance Steel & Aluminum Co	154,546
8,404	Ryerson Holding Corp(a)	112,193
6,034	Steel Dynamics Inc	214,690
1,420	United States Steel Corp	46,874
1,477	WR Grace & Co	99,904
		1,340,982
Communications — 6.33%
5,271	8x8 Inc(a)	75,375
8,147	A10 Networks Inc(a)	67,702
949	Arista Networks Inc(a)	91,835
6,114	Blucora Inc(a)	90,181
11,699	Chegg Inc(a)(b)	86,339
12,760	Ciena Corp(a)	311,472
3,387	Cogent Communications Holdings Inc	140,052
1,038	Comscore Inc(a)	32,780
2,760	Etsy Inc(a)	32,513
2,555	FTD Cos Inc(a)	60,911
758	Gigamon Inc(a)	34,527
16,936	Groupon Inc(a)(b)	56,228
9,849	Houghton Mifflin Harcourt Co(a)	106,862
3,444	IDT Corp Class B	63,852
1,324	InterDigital Inc	120,947
4,818	Ixia (a)	77,570
2,004	Liberty Media Corp-Liberty SiriusXM(a)	67,976
5,012	Media General Inc(a)	94,376
9,425	Mimecast Ltd(a)	168,707
7,755	Oclaro Inc(a)	69,407
9,200	Pandora Media Inc(a)(b)	119,968
1,291	Plantronics Inc	70,695
1,547	Proofpoint Inc(a)	109,296
11,097	Rubicon Project Inc(a)	82,340
7,338	Shopify Inc Class A(a)	314,580
9,256	ShoreTel Inc(a)	66,180
953	Stamps.com Inc(a)	109,261
1,665	Ubiquiti Networks Inc(a)(b)	96,237
7,819	Vonage Holdings Corp(a)	53,560
7,188	West Corp	177,975
3,743	XO Group Inc(a)	72,801
9,479	Zendesk Inc(a)	200,955
		3,323,460
Consumer, Cyclical — 12.30%
1,319	Alaska Air Group Inc	117,035
5,271	American Eagle Outfitters Inc(b)	79,961
Shares		Fair Value
Consumer, Cyclical — (continued)
4,950	At Home Group Inc(a)	$ 72,418
3,296	Beacon Roofing Supply Inc(a)	151,847
1,037	Big Lots Inc(b)	52,068
1,725	Brinker International Inc(b)	85,439
2,397	Brunswick Corp	130,732
2,628	Burlington Stores Inc(a)	222,723
2,056	CalAtlantic Group Inc	69,925
3,067	Caleres Inc	100,659
798	Cavco Industries Inc(a)	79,680
1,322	Cedar Fair LP	84,872
2,320	Century Communities Inc(a)	48,720
2,724	Cheesecake Factory Inc	163,113
12,553	Chico's FAS Inc	180,638
1,067	Children's Place Inc	107,714
1,224	Cooper-Standard Holding Inc(a)	126,537
5,982	Copart Inc(a)(b)	331,463
15,147	Del Taco Restaurants Inc(a)	213,876
4,312	Dick's Sporting Goods Inc	228,967
1,601	Ethan Allen Interiors Inc	58,997
12,595	Extended Stay America Inc	203,409
4,913	Fox Factory Holding Corp(a)	136,336
3,167	G-III Apparel Group Ltd(a)	93,617
6,382	Gentherm Inc(a)	216,031
1,824	iRobot Corp(a)	106,613
3,268	JetBlue Airways Corp(a)	73,269
6,843	Kate Spade & Co(a)	127,759
9,400	LGI Homes Inc(a)(b)	270,062
3,359	Lions Gate Entertainment Corp Class A	90,357
3,359	Lions Gate Entertainment Corp Class B(a)	82,430
6,470	Malibu Boats Inc Class A(a)	123,448
1,457	Marcus Corp	45,895
3,142	MCBC Holdings Inc	45,810
836	Oxford Industries Inc	50,269
10,231	Party City Holdco Inc(a)(b)	145,280
5,505	Penn National Gaming Inc(a)	75,914
3,163	Perry Ellis International Inc(a)	78,790
1,582	Popeyes Louisiana Kitchen Inc(a)	95,679
4,909	Regal Entertainment Group Class A	101,125
3,163	Sonic Corp	83,851
2,013	Spirit Airlines Inc(a)	116,472
11,124	Sportsman's Warehouse Holdings Inc(a)	104,454
1,820	Steven Madden Ltd(a)	65,065
1,924	Tempur Sealy International Inc(a)(b)	131,371
4,098	Tower International Inc	116,178
1,928	Universal Electronics Inc(a)	124,452
15,393	Wabash National Corp	243,517
6,551	William Lyon Homes Class A(a)(b)	124,666
4,459	Wingstop Inc(b)	131,942
2,613	Wolverine World Wide Inc	57,355
1,840	Wyndham Worldwide Corp	140,521
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Consumer, Cyclical — (continued)
6,395	Zoe's Kitchen Inc(a)(b)	$ 153,416
		6,462,737
Consumer, Non-Cyclical — 25.42%
1,719	ACADIA Pharmaceuticals Inc(a)(b)	49,576
1,901	Acceleron Pharma Inc(a)	48,513
12,328	Accuray Inc(a)(b)	56,709
704	Aerie Pharmaceuticals Inc(a)(b)	26,646
2,943	Alarm.com Holdings Inc(a)	81,904
5,867	Albany Molecular Research Inc(a)(b)	110,065
5,159	Alder Biopharmaceuticals Inc(a)	107,307
1,108	Alkermes PLC(a)	61,583
1,807	Alnylam Pharmaceuticals Inc(a)(b)	67,654
1,845	AMAG Pharmaceuticals Inc(a)(b)	64,206
6,882	AMN Healthcare Services Inc(a)	264,613
1,809	Analogic Corp	150,057
1,112	ANI Pharmaceuticals Inc(a)(b)	67,409
10,659	Aralez Pharmaceuticals Inc(a)(b)	47,006
3,500	Ardelyx Inc(a)	49,700
8,304	ARIAD Pharmaceuticals Inc(a)	103,302
12,409	Array BioPharma Inc(a)(b)	109,075
8,607	AtriCure Inc(a)(b)	168,439
1,502	Axovant Sciences Ltd(a)	18,655
1,487	B&G Foods Inc	65,131
1,581	BioSpecifics Technologies Corp(a)	88,062
3,942	Blueprint Medicines Corp(a)(b)	110,573
2,023	Cambrex Corp(a)	109,141
16,106	Cardiome Pharma Corp(a)	44,453
7,432	Central Garden & Pet Co Class A(a)	229,649
31,371	Cerus Corp(a)(b)	136,464
1,324	Charles River Laboratories International Inc(a)	100,876
3,956	ChemoCentryx Inc(a)	29,274
4,642	Clovis Oncology Inc(a)	206,198
3,681	Coherus Biosciences Inc(a)(b)	103,620
1,491	CONMED Corp	65,857
11,499	Corcept Therapeutics Inc(a)(b)	83,483
4,375	CytomX Therapeutics Inc(a)(b)	48,081
4,490	Dean Foods Co	97,792
1,343	Deluxe Corp	96,172
2,150	Depomed Inc(a)(b)	38,743
3,622	DexCom Inc(a)	216,233
1,289	Eagle Pharmaceuticals Inc(a)(b)	102,269
5,020	Emergent BioSolutions Inc(a)	164,857
8,626	Ensign Group Inc	191,583
2,037	Entellus Medical Inc(a)	38,642
859	Envision Healthcare Corp(a)	54,366
3,690	Exelixis Inc(a)(b)	55,018
3,199	Five Prime Therapeutics Inc(a)	160,302
6,505	Flexion Therapeutics Inc(a)	123,725
3,261	Foundation Medicine Inc(a)(b)	57,720
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,222	Galapagos NV ADR(a)	$ 78,440
5,874	GenMark Diagnostics Inc(a)(b)	71,898
2,535	Genomic Health Inc(a)	74,504
2,291	Glaukos Corp(a)	78,581
2,054	Globus Medical Inc Class A(a)	50,960
3,333	Hackett Group Inc	58,861
3,727	Halozyme Therapeutics Inc(a)(b)	36,823
1,356	Halyard Health Inc(a)	50,145
9,937	HealthEquity Inc(a)	402,647
2,156	HealthSouth Corp	88,913
3,232	Healthways Inc(a)	73,528
6,244	Horizon Pharma PLC(a)	101,028
3,979	ICF International Inc(a)	219,641
3,779	ICON PLC(a)	284,181
1,451	ICU Medical Inc(a)	213,805
2,273	Immune Design Corp(a)	12,501
1,916	Impax Laboratories Inc(a)	25,387
1,618	INC Research Holdings Inc Class A(a)	85,107
4,738	Inogen Inc(a)	318,251
3,315	Inotek Pharmaceuticals Corp(a)(b)	20,221
2,791	Integer Holdings Corp(a)	82,195
1,129	Integra LifeSciences Holdings Corp(a)	96,857
2,853	Intrexon Corp(a)(b)	69,328
2,709	iRhythm Technologies Inc(a)	81,270
1,301	Jazz Pharmaceuticals PLC(a)	141,848
8,955	K2M Group Holdings Inc(a)(b)	179,458
4,384	KAR Auction Services Inc	186,846
1,328	Kite Pharma Inc(a)(b)	59,547
1,521	Landauer Inc	73,160
1,866	Lannett Co Inc(a)(b)	41,145
2,769	Lexicon Pharmaceuticals Inc(a)(b)	38,295
1,835	LifePoint Health Inc(a)	104,228
716	Ligand Pharmaceuticals Inc(a)(b)	72,753
2,215	Medicines Co(a)(b)	75,177
8,492	Merrimack Pharmaceuticals Inc(a)(b)	34,647
1,404	MGP Ingredients Inc(b)	70,172
9,814	MiMedx Group Inc(a)(b)	86,952
1,209	Molina Healthcare Inc(a)	65,600
2,670	Monro Muffler Brake Inc	152,724
6,437	NanoString Technologies Inc(a)	143,545
8,748	Natera Inc(a)	102,439
1,152	Neurocrine Biosciences Inc(a)	44,582
2,904	Nevro Corp(a)	211,005
6,394	Nomad Foods Ltd(a)	61,191
10,073	Novocure Ltd(a)(b)	79,073
2,382	Nutraceutical International Corp	83,251
686	NuVasive Inc(a)	46,209
1,641	NxStage Medical Inc(a)	43,011
2,584	Obalon Therapeutics Inc(a)	22,868
6,601	On Assignment Inc(a)	291,500
12,487	Pacific Biosciences of California Inc(a)(b)	47,451
4,477	Pacira Pharmaceuticals Inc(a)	144,607
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,008	PharMerica Corp(a)	$ 25,351
5,347	Portola Pharmaceuticals Inc(a)	119,987
1,160	Prestige Brands Holdings Inc(a)	60,436
1,725	Prothena Corp PLC(a)(b)	84,853
1,055	Puma Biotechnology Inc(a)	32,388
4,494	Quanta Services Inc(a)	156,616
2,020	Radius Health Inc(a)(b)	76,821
5,244	Repligen Corp(a)	161,620
7,512	RPX Corp(a)	81,130
2,358	Sage Therapeutics Inc(a)	120,399
5,723	Snyder's-Lance Inc	219,420
2,881	Sorrento Therapeutics Inc(a)(b)	14,117
1,243	Spark Therapeutics Inc(a)(b)	62,026
16,090	Spectranetics Corp(a)(b)	394,205
1,425	STERIS Corp	96,031
4,145	Sucampo Pharmaceuticals Inc Class A(a)(b)	56,165
10,062	Surgery Partners Inc(a)(b)	159,483
1,586	Surgical Care Affiliates Inc(a)	73,384
6,447	Teladoc Inc(a)(b)	106,375
1,466	TESARO Inc(a)(b)	197,148
6,746	TherapeuticsMD Inc(a)(b)	38,924
7,341	Travelport Worldwide Ltd	103,508
3,157	Trevena Inc(a)	18,563
1,122	Ultragenyx Pharmaceutical Inc(a)(b)	78,888
2,226	uniQure NV(a)(b)	12,466
4,092	Vantiv Inc Class A(a)	243,965
3,028	Vector Group Ltd(b)	68,857
3,062	VWR Corp(a)	76,642
8,091	Wright Medical Group NV(a)	185,931
3,288	Xencor Inc(a)	86,540
6,106	Zeltiq Aesthetics Inc(a)(b)	265,733
1,792	Zynerba Pharmaceuticals Inc(a)(b)	27,937
		13,354,968
Energy — 2.32%
7,139	Callon Petroleum Co(a)	109,726
2,001	Diamondback Energy Inc(a)	202,221
2,400	Gulfport Energy Corp(a)	51,936
9,558	Oasis Petroleum Inc(a)	144,708
1,858	PDC Energy Inc(a)	134,854
12,903	Pioneer Energy Services Corp(a)	88,386
7,385	QEP Resources Inc(a)	135,958
7,716	Ring Energy Inc(a)	100,231
4,695	SunCoke Energy Inc(a)	53,241
16,496	Synergy Resources Corp(a)	146,979
3,142	TPI Composites Inc(a)(b)	50,398
		1,218,638
Financial — 10.88%
3,742	AmTrust Financial Services Inc(b)	102,456
4,236	Argo Group International Holdings Ltd	279,152
2,286	Bank of the Ozarks Inc	120,221
4,126	BofI Holding Inc(a)(b)	117,797
Shares		Fair Value
Financial — (continued)
1,559	Bridge Bancorp Inc	$ 59,086
1,534	Bryn Mawr Bank Corp	64,658
2,911	Capstar Financial Holdings Inc(a)	63,926
10,007	CenterState Banks Inc	251,876
2,792	Chesapeake Lodging Trust REIT	72,201
5,610	Communications Sales & Leasing Inc REIT(a)	142,550
3,359	Customers Bancorp Inc(a)	120,319
3,069	E*TRADE Financial Corp(a)	106,341
1,234	Encore Capital Group Inc(a)	35,354
11,511	Essent Group Ltd(a)	372,611
4,218	Evercore Partners Inc Class A	289,777
2,907	FCB Financial Holdings Inc Class A(a)	138,664
24,767	First BanCorp(a)	163,710
1,386	First Interstate BancSystem Inc Class A	58,974
649	First of Long Island Corp	18,529
2,669	Greenhill & Co Inc	73,931
1,981	Heritage Commerce Corp	28,586
2,286	HomeStreet Inc(a)	72,238
1,318	Independent Bank Group Inc	82,243
2,992	Lakeland Bancorp Inc	58,344
1,859	Lazard Ltd LP Class A	76,386
1,058	Live Oak Bancshares Inc(b)	19,573
1,836	National Health Investors Inc REIT	136,176
1,971	Onemain Holdings Inc(a)	43,638
3,580	Pacific Premier Bancorp Inc(a)	126,553
1,491	Piper Jaffray Cos(a)	108,098
5,213	QTS Realty Trust Inc Class A	258,825
2,971	RE/MAX Holdings Inc Class A	166,376
1,055	Ryman Hospitality Properties Inc REIT	66,476
2,844	Seacoast Banking Corp of Florida(a)	62,739
3,712	ServisFirst Bancshares Inc(b)	138,977
921	Signature Bank(a)	138,334
7,431	SLM Corp(a)	81,890
3,866	STAG Industrial Inc REIT	92,281
4,667	Stifel Financial Corp(a)	233,117
1,600	SVB Financial Group(a)	274,656
11,798	Virtu Financial Inc Class A	188,178
1,464	Virtus Investment Partners Inc	172,825
1,108	WageWorks Inc(a)	80,330
1,822	Webster Financial Corp	98,898
3,169	Western Alliance Bancorp(a)	154,362
9,226	WisdomTree Investments Inc(b)	102,778
		5,715,010
Industrial — 17.19%
2,938	Advanced Energy Industries Inc(a)	160,856
6,966	Air Transport Services Group Inc(a)	111,177
2,202	Altra Industrial Motion Corp	81,254
5,114	AO Smith Corp	242,148
5,681	Apogee Enterprises Inc	304,274
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Industrial — (continued)
2,116	Applied Optoelectronics Inc(a)	$ 49,599
3,390	Argan Inc	239,164
1,685	AZZ Inc	107,672
890	Belden Inc	66,545
9,200	Boise Cascade Co(a)	207,000
4,818	Builders FirstSource Inc(a)	52,853
1,582	CaesarStone Sdot-Yam Ltd(a)	45,324
2,564	Chicago Bridge & Iron Co NV	81,407
2,849	Columbus McKinnon Corp	77,037
4,995	Continental Building Products Inc(a)	115,385
9,470	Control4 Corp(a)	96,594
3,330	DXP Enterprises Inc(a)	115,684
1,623	Dycom Industries Inc(a)(b)	130,311
1,655	Echo Global Logistics Inc(a)	41,458
2,000	EnerSys	156,200
3,556	EnPro Industries Inc	239,532
1,588	Fabrinet (a)	63,996
9,137	Forterra Inc(a)	197,907
17,389	GasLog Ltd	279,963
2,658	Genesee & Wyoming Inc Class A(a)	184,492
5,692	Granite Construction Inc	313,060
3,080	Greenbrier Cos Inc(b)	127,974
3,172	Hillenbrand Inc	121,646
3,689	Hub Group Inc Class A(a)	161,394
3,034	II-VI Inc(a)	89,958
11,872	IMAX Corp(a)(b)	372,781
1,651	Kadant Inc	101,041
4,730	KapStone Paper & Packaging Corp	104,297
7,829	Kratos Defense & Security Solutions Inc(a)	57,935
847	Littelfuse Inc	128,549
2,285	LSI Industries Inc	22,256
2,408	Masonite International Corp(a)	158,446
5,407	MasTec Inc(a)	206,818
1,490	Matson Inc	52,731
1,400	MSA Safety Inc	97,062
19,300	NCI Building Systems Inc(a)	302,045
6,619	NV5 Global Inc(a)	221,075
2,576	OSI Systems Inc(a)	196,085
5,438	Patrick Industries Inc(a)	414,919
32,265	PGT Inc(a)	369,434
2,193	Plexus Corp(a)	118,510
2,102	Primoris Services Corp	47,884
3,658	Saia Inc(a)	161,501
2,670	Sensata Technologies Holding NV(a)	103,997
3,969	SPX Corp(a)	94,145
1,631	Standex International Corp	143,283
9,119	Summit Materials Inc Class A(a)	216,949
7,403	Swift Transportation Co(a)(b)	180,337
3,452	Tetra Tech Inc	148,954
1,726	Trinseo SA	102,352
2,530	Tutor Perini Corp(a)	70,840
4,647	US Concrete Inc(a)(b)	304,378
1,314	Wabtec Corp(b)	109,088
Shares		Fair Value
Industrial — (continued)
2,350	Woodward Inc	$ 162,267
		9,031,823
Technology — 20.10%
8,233	2U Inc(a)	248,225
10,800	Acxiom Corp(a)	289,440
1,136	Ambarella Inc(a)(b)	61,492
5,398	Amber Road Inc(a)	49,014
32,101	Applied Micro Circuits Corp(a)	264,833
1,888	Apptio Inc Class A(a)(b)	34,985
2,220	Aspen Technology Inc(a)	121,390
5,282	Atlassian Corp PLC Class A(a)	127,191
6,457	Benefitfocus Inc(a)(b)	191,773
677	Blackbaud Inc	43,328
1,377	Blackline Inc(a)(b)	38,046
6,220	Box Inc Class A(a)(b)	86,209
11,098	Cadence Design Systems Inc(a)	279,892
7,514	Carbonite Inc(a)	123,230
9,416	CEVA Inc(a)	315,907
1,680	Cirrus Logic Inc(a)	94,987
1,762	CommVault Systems Inc(a)	90,567
3,111	Convergys Corp	76,406
5,788	Cornerstone OnDemand Inc(a)	244,890
2,232	Cray Inc(a)	46,202
2,403	CSG Systems International Inc(b)	116,305
4,204	CyberArk Software Ltd(a)	191,282
20,486	Cypress Semiconductor Corp	234,360
19,371	Evolent Health Inc Class A(a)(b)	286,691
7,089	Five9 Inc(a)	100,593
29,796	FormFactor Inc(a)	333,715
3,160	Fortinet Inc(a)	95,179
10,265	Hortonworks Inc(a)(b)	85,302
1,687	Inphi Corp(a)	75,274
5,745	Instructure Inc(a)(b)	112,315
4,823	Integrated Device Technology Inc(a)	113,630
1,987	j2 Global Inc	162,537
2,848	Kornit Digital Ltd(a)(b)	36,027
6,757	Materialise NV ADR(a)	51,826
2,719	MAXIMUS Inc	151,693
8,164	MaxLinear Inc Class A(a)	177,975
2,794	Medidata Solutions Inc(a)	138,778
3,298	Mercury Systems Inc(a)	99,666
8,714	Microsemi Corp(a)	470,295
3,970	Mindbody Inc Class A(a)	84,561
2,749	MKS Instruments Inc	163,291
18,375	MobileIron Inc(a)	68,906
1,430	Monolithic Power Systems Inc	117,160
944	MTS Systems Corp	53,525
5,613	Nanometrics Inc(a)	140,662
4,338	NCR Corp(a)	175,949
3,113	NetScout Systems Inc(a)	98,059
2,009	New Relic Inc(a)(b)	56,754
12,044	Nuance Communications Inc(a)	179,456
9,205	ON Semiconductor Corp(a)	117,456
1,619	Power Integrations Inc	109,849
4,720	PROS Holdings Inc(a)	101,574
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Technology — (continued)
7,178	PTC Inc(a)	$ 332,126
5,711	Pure Storage Inc Class A(a)(b)	64,591
5,035	QAD Inc Class A	153,064
9,677	RealPage Inc(a)	290,310
106	SecureWorks Corp Class A(a)	1,122
1,210	Semtech Corp(a)	38,175
1,193	ServiceNow Inc(a)	88,688
889	Silicon Laboratories Inc(a)	57,785
3,341	Silicon Motion Technology Corp ADR	141,926
12,956	SS&C Technologies Holdings Inc	370,542
3,321	Super Micro Computer Inc(a)	93,154
1,064	Synaptics Inc(a)(b)	57,009
2,891	Synchronoss Technologies Inc(a)	110,725
957	SYNNEX Corp	115,816
1,477	Take-Two Interactive Software Inc(a)	72,801
5,060	Talend SA ADR(a)(b)	112,332
11,846	Teradyne Inc	300,888
2,574	Tessera Holding Corp	113,771
8,823	Tower Semiconductor Ltd(a)	167,902
758	Tyler Technologies Inc(a)	108,220
798	Ultimate Software Group Inc(a)	145,515
3,226	Veeva Systems Inc Class A(a)	131,298
2,040	Verint Systems Inc(a)	71,910
4,953	Vocera Communications Inc(a)	91,581
		10,559,903
TOTAL COMMON STOCK — 97.09% (Cost $45,193,429)		$ 51,007,521
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 13.88%
$1,732,260	Repurchase agreement (principal amount/value $1,732,813 with a maturity value of $1,732,909) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $1,732,260 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.88%, 4/30/18 - 12/20/46, with a value of $1,767,730.(c)	1,732,260
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 364,571	Repurchase agreement (principal amount/value $364,687 with a maturity value of $364,707) with Daiwa Capital Markets America Inc, 0.50%, dated 12/30/16 to be repurchased at $364,571 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/15/17 - 2/15/44, with a value of $371,981.(c)
		$ 364,571
1,732,261	Undivided interest of 1.79% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $1,732,261 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(c)	1,732,261
1,732,261	Undivided interest of 1.79% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $1,732,261 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(c)	1,732,261
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Principal Amount	Fair Value
Repurchase Agreements — (continued)
$1,732,261	Undivided interest of 2.90% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $1,732,261 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(c)
$ 1,732,261
SHORT TERM INVESTMENTS — 13.88% (Cost $7,293,614)	$ 7,293,614
TOTAL INVESTMENTS — 110.97% (Cost $52,487,043)	$58,301,135
OTHER ASSETS & LIABILITIES, NET — (10.97)%	$ (5,763,637)
TOTAL NET ASSETS — 100.00%	$52,537,498
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2016.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Multi-Manager Small Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $7,148,637 of securities on loan)(a)	$51,007,521
Repurchase agreements, fair value(b)	7,293,614
Cash	1,468,075
Subscriptions receivable	106,460
Receivable for investments sold	156,073
Dividends receivable	21,380
Total Assets	60,053,123
LIABILITIES:
Payable to investment adviser	40,586
Payable for administrative services fees	1,657
Payable upon return of securities loaned	7,293,614
Redemptions payable	105,902
Payable for investments purchased	73,866
Total Liabilities	7,515,625
NET ASSETS	$52,537,498
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$523,996
Paid-in capital in excess of par	50,473,500
Net unrealized appreciation	5,814,092
Accumulated net realized loss	(4,274,090)
NET ASSETS	$52,537,498
NET ASSETS BY CLASS
Initial Class	$5,170,370
Institutional Class	$47,367,128
CAPITAL STOCK:
Authorized
Initial Class	30,000,000
Institutional Class	90,000,000
Issued and Outstanding
Initial Class	517,338
Institutional Class	4,722,624
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$9.99
Institutional Class	$10.03
(a) Cost of investments	$45,193,429
(b) Cost of repurchase agreements	$7,293,614
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Interest	$162
Income from securities lending	72,578
Dividends	400,462
Foreign withholding tax	(541)
Total Income	472,661
EXPENSES:
Management fees	457,488
Administrative services fees – Initial Class	21,149
Total Expenses	478,637
NET INVESTMENT LOSS	(5,976)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,638,578)
Net change in unrealized appreciation on investments	7,208,461
Net Realized and Unrealized Gain	4,569,883
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,563,907
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Multi-Manager Small Cap Growth Fund	2016	2015 (a)
OPERATIONS:
Net investment loss	$(5,976)	$(51,162)
Net realized loss	(2,638,578)	(1,648,527)
Net change in unrealized appreciation (depreciation)	7,208,461	(1,394,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,563,907	(3,094,058)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Institutional Class	(48,003)	-
From return of capital	(48,003)	0
Total Distributions	(48,003)	0
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	1,846,997	7,892,020
Institutional Class	13,802,209	51,540,098
Shares issued in reinvestment of distributions
Institutional Class	48,003	-
Shares redeemed
Initial Class	(4,118,444)	(393,267)
Institutional Class	(13,333,085)	(6,168,879)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,754,320)	52,869,972
Total Increase in Net Assets	2,761,584	49,775,914
NET ASSETS:
Beginning of year	49,775,914	0
End of year	$52,537,498	$49,775,914
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	215,926	793,878
Institutional Class	1,597,019	5,192,960
Shares issued in reinvestment of distributions
Institutional Class	5,543	-
Shares redeemed
Initial Class	(451,699)	(40,767)
Institutional Class	(1,439,132)	(633,766)
Net Increase (Decrease)	(72,343)	5,312,305
(a) Fund commenced operations on September 10, 2015.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$ 9.36	(0.03)	0.66	0.63	-	-	-	(0.00)	$ 9.99	6.73%
12/31/2015 (c)	$10.00	(0.02)	(0.62)	(0.64)	-	-	-	(0.00)	$ 9.36	(6.40%) (d)
Institutional Class
12/31/2016	$ 9.37	0.00 (e)	0.68	0.68	(0.01)	(0.01)	-	(0.02)	$10.03	7.16%
12/31/2015 (c)	$10.00	(0.01)	(0.62)	(0.63)	-	-	-	(0.00)	$ 9.37	(6.30%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Initial Class
12/31/2016	$ 5,170	1.25%	1.25%	N/A	(0.31%)	91%
12/31/2015 (c)	$ 7,050	1.25% (g)	1.25% (g)	N/A	(0.63%) (g)	25% (d)
Institutional Class
12/31/2016	$47,367	0.90%	0.90%	N/A	0.03%	91%
12/31/2015 (c)	$42,726	0.90% (g)	0.90% (g)	N/A	(0.28%) (g)	25% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Fund commenced operations on September 10, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Multi-Manager Small Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2016

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 51,007,521	$ —	$ —	$ 51,007,521
Short Term Investments	—	7,293,614	—	7,293,614
Total Assets	$ 51,007,521	$ 7,293,614	$ 0	$ 58,301,135
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2016

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Return of capital	$48,003	-
	$48,003	$0
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Loss
$(66,389)	$53,979	$12,410
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(3,359,193)
Post-October losses	—
Net unrealized appreciation	4,899,195
Tax composition of capital	$1,540,002
At December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2016, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2016, were as follows:
No Expiration	$(3,359,193)
Total	$(3,359,193)

Annual Report - December 31, 2016

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$53,401,940
Gross unrealized appreciation on investments	8,200,024
Gross unrealized depreciation on investments	(3,300,829)
Net unrealized appreciation on investments	$4,899,195
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into sub-advisory agreements with Putnam Investment Management, LLC, Peregrine Capital Management, Inc. and Lord, Abbett & Co LLC. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $45,250,459 and $47,598,586, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $7,148,637 and received collateral as reported on the Statement of Assets and Liabilities of $7,293,614 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.

Annual Report - December 31, 2016

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2016, 100% of the cash collateral liability under the securities lending agreement was against loans of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Small Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 10, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Small Cap Growth Fund as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 10, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017